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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): August 6, 2004


                   IndyMac MBS, INC., (as depositor under the
                   Pooling and Servicing Agreement, dated as of August 1, 2004, providing for the issuance of the IndyMac MBS, INC., Indy INDX Mortgage Loan
                   Trust 2004-AR5, Mortgage Pass-Through
                   Certificates, Series 2004-AR5).


                                IndyMac MBS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-116470                 95-4791925
--------------------------------    --------------------   --------------------
  (State of Other Jurisdiction       (Commission             (I.R.S. Employer
       of Incorporation)             File Number)           Identification No.)




           155 North Lake Avenue
             Pasadena, California                                 91101
      ----------------------------------                          -----------
            (Address of Principal                                 (Zip Code)
            Executive Offices)


        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------


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Item 5.     Other Events.
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Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-AR5, Greenwich Capital Markets, Inc ("GCM"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided GCM with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated August 6, 2004.



















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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2004, and the prospectus supplement dated August 3, 2004, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-AR5.



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Item 7.     Financial Statements, Pro Forma Financial
            -----------------------------------------
            Information and Exhibits.
            ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1. Computational Materials filed on Form SE dated August 6, 2004.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                IndyMac MBS, INC.




                                  By: /s/ Victor Woodworth
                                      ----------------------
                                      Victor Woodworth
                                      Vice President



Dated:   August 6, 2004



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                                  Exhibit Index
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Exhibit                                                                  Page
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99.1.    Computational Materials filed on Form SE dated August 6, 2004.    6



                                      5
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                                 EXHIBIT 99.1
                                 ------------

        Computational Materials filed on Form SE dated August 6, 2004.



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